DG U.S. GOVERNMENT MONEY MARKET FUND
(A PORTFOLIO OF DG INVESTOR SERIES)

SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 1996
Please delete the sub-section entitled `Acceptable Investments'' on page
18 in its entirety and replace it with the following:
  ``ACCEPTABLE INVESTMENTS. The U.S. government securities in which Money Market Fund invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:
       direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and
       notes, bonds, and discount notes of certain U.S. government agencies or instrumentalities, such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks,
       and Banks for Cooperatives; Federal Home Loan Banks; and Student Loan Marketing Association.
  The obligations issued or guaranteed by agencies or instrumentalities of the U.S. government in which Money Market Fund invests are not backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to these agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:
       the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
       the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or
       the credit of the agency or instrumentality.
  Not more than 50% of Money Market Fund's net assets will be invested in obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.''
                                                             April 29, 1997



FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.

Cusip 23321N608
G01258-07(4/97)